                          ADVANTAGE TECHNOLOGY, INC.

                               FINANCIAL REPORT

                                April 30, 1998

                                                                    Exhibit 99.1

                                   CONTENTS

                                                                    Page

INDEPENDENT AUDITORS' REPORT                                         2


FINANCIAL STATEMENTS
  Balance Sheets                                                    3-4
  Statements of Income                                                5
  Statements of Retained Earnings                                     5
  Statements of Cash Flows                                            6
  Notes to Financial Statements                                     7-14


INDEPENDENT AUDITORS' REPORT ON THE
  SUPPLEMENTARY DATA                                                 15


SUPPLEMENTARY DATA
  Balance Sheet Detail
    Prepaid expenses                                                 16
    Accrued expenses and other payables                              16
  Income Statement Detail
    Cost of sales                                                    17
    Selling expenses                                                 18
    General and administrative expenses                              18
    Other income                                                     19

              [LETTERHEAD OF SIMON LEVER & COMPANY APPEARS HERE]


                         INDEPENDENT AUDITORS' REPORT


To the Board of Directors
Advantage Technology, Inc.
Lancaster, Pennsylvania


        We have audited the accompanying balance sheets of Advantage Technology, Inc. as of April 30, 1998 and December 31, 1997 and 1996, and the related statements of income, retained earnings and cash flows for the four months and years then ended, respectively. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Advantage Technology, Inc. as of April 30, 1998 and December 31, 1997 and 1996, and the results of its operations and its cash flows for the four months and years then ended, respectively, in conformity with generally accepted accounting principles.

        As disclosed in Note 9 to the financial statements, Advantage Technology, Inc. sold substantially all of its assets effective as of May 1, 1998. The accompanying financial statements do not include any adjustments related to the sale of the Company's assets.


                                        /s/ SIMON LEVER & COMPANY

                                            SIMON LEVER & COMPANY


July 2, 1998

                             FINANCIAL STATEMENTS

ADVANTAGE TECHNOLOGY, INC.


                                 BALANCE SHEETS
                 April 30, 1998 and December 31, 1997 and 1996


                                                        1998       1997      1996
                                                     ---------  ---------  ---------
                                                         $          $         $
                                                     ---------  ---------  ---------
                                     ASSETS
CURRENT ASSETS
 CASH AND CASH EQUIVALENTS (NOTE 5)                     29,934    203,568     62,588
 ACCOUNTS RECEIVABLE (NOTES 4 AND 5)                   659,746    455,107    473,874
 LOAN RECEIVABLE  EMPLOYEE (NOTES 4 AND 5)                   0          0      1,000
 INVENTORIES (NOTES 2, 4 AND 5)                        285,594    241,910    217,829
 PREPAID EXPENSES (NOTE 5)                              10,104          0      3,900
 PREPAID CORPORATE TAXES (NOTE 5)                          200          0          0
                                                     ---------  ---------  ---------

 TOTAL CURRENT ASSETS                                  985,578    900,585    759,191
                                                     ---------  ---------  ---------

PROPERTY AND EQUIPMENT, NET OF ACCUMULATED
 DEPRECIATION OF $588,681-1998; $574,488-1997;
   $490,801-1996 (NOTES 3, 4 AND 5)                    399,849    406,597    460,683
                                                     ---------  ---------  ---------

OTHER ASSETS
 CASH SURRENDER VALUE OF OFFICERS' LIFE INSURANCE
   (NOTES 4 AND 5)                                      17,809     18,240     18,125
 SOFTWARE COSTS, NET OF ACCUMULATED AMORTIZATION
   OF $12,796-1998; $12,393-1997; $9,951-1996
   (NOTES 4 AND 5)                                           0        403      2,845
 DEFERRED MORTGAGE AND SETTLEMENT COSTS, NET OF
   ACCUMULATED AMORTIZATION OF $4,316-1998;
   $3,921-1997; $2,736-1996 (NOTES 4 AND 5)              1,359      1,754      2,939
 SECURITY DEPOSITS (NOTES 4 AND 5)                       3,510      2,760      2,760
 PATENTS, NET OF ACCUMULATED AMORTIZATION OF
   $32,581-1998; $30,931-1997; $25,982-1996
   (NOTES 4 AND 5)                                      27,419     29,069     34,018
                                                     ---------  ---------  ---------

 TOTAL OTHER ASSETS                                     50,097     52,226     60,687
                                                     ---------  ---------  ---------

TOTAL ASSETS                                         1,435,524  1,359,408  1,280,561
============                                         =========  =========  =========

SEE NOTES TO FINANCIAL STATEMENTS

ADVANTAGE TECHNOLOGY, INC.

                                 BALANCE SHEETS
                 APRIL 30, 1998 AND DECEMBER 31, 1997 AND 1996

                                                        1998       1997       1996
                                                      ---------  ---------  ---------
                                                          $          $          $
                                                      ---------  ---------  ---------
                      LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
 NOTES PAYABLE (NOTE 4)                                 225,000    225,000    228,000
 CURRENT MATURITIES OF LONG-TERM DEBT (NOTE 5)          242,644    304,980    491,988
 ACCOUNTS PAYABLE                                       586,662    412,909    420,845
 DEFERRED REVENUE                                         2,856     19,425          0
 ACCRUED EXPENSES AND OTHER PAYABLES                    113,980     81,539     87,018
                                                      ---------  ---------  ---------

 TOTAL CURRENT LIABILITIES                            1,171,142  1,043,853  1,227,851
                                                      ---------  ---------  ---------

LONG-TERM DEBT, NET OF CURRENT MATURITIES (NOTE 5)
                                                      ---------  ---------  ---------

STOCKHOLDERS' EQUITY
 CONTRIBUTED CAPITAL
   COMMON STOCK, VOTING, NO PAR VALUE; STATED
     VALUE PER SHARE $.10; AUTHORIZED 2,000,000
     SHARES; ISSUED AND OUTSTANDING 367,240 SHARES       36,724     36,724     36,724
   COMMON STOCK, NON-VOTING, NO PAR VALUE; STATED
     VALUE PER SHARE $.10; AUTHORIZED 1,000,000
     SHARES; ISSUED AND OUTSTANDING 23,440 SHARES         2,344      2,344      2,344
   ADDITIONAL PAID-IN CAPITAL                            10,932     10,932     10,932
 RETAINED EARNINGS                                      214,382    265,555      2,710
                                                      ---------  ---------  ---------

 TOTAL STOCKHOLDERS' EQUITY                             264,382    315,555     52,710
                                                      ---------  ---------  ---------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY            1,435,524  1,359,408  1,280,561
==========================================            =========  =========  =========

SEE NOTES TO FINANCIAL STATEMENTS

ADVANTAGE TECHNOLOGY, INC.

                              STATEMENTS OF INCOME
  FOUR MONTHS ENDED APRIL 30, 1998 AND YEARS ENDED DECEMBER 31, 1997 AND 1996

                                        1998                1997                1996
                                 -----------------   -----------------   -----------------
                                      $        %          $        %          $        %
                                 ----------  -----   ----------  -----   ----------  -----
NET SALES (NOTE 6)                1,330,446  100.0    4,143,891  100.0    2,890,386  100.0

COST OF SALES                       895,850   67.2    2,634,285   63.6    2,094,816   72.5
                                 ----------  -----   ----------  -----   ----------  -----


   GROSS PROFIT                     434,596   32.8    1,509,606   36.4      795,570   27.5
                                 ----------  -----   ----------  -----   ----------  -----

COST OF OPERATIONS
   SELLING EXPENSES                  82,188    6.2      386,788    9.4      184,560    6.4
   GENERAL AND ADMINISTRATIVE
     EXPENSES                       280,540   21.1      777,194   18.7      765,392   26.5
                                 ----------  -----   ----------  -----   ----------  -----

   TOTAL COST OF OPERATIONS         362,728   27.3    1,163,982   28.1      949,952   32.9
                                 ----------  -----   ----------  -----   ----------  -----

     OPERATING INCOME (LOSS)         71,868    5.5      345,624    8.3     (154,382)  (5.4)

OTHER INCOME                          6,691    0.5          579    0.0        1,226    0.0
                                 ----------  -----   ----------  -----   ----------  -----

   INCOME (LOSS) BEFORE
     INTEREST EXPENSE                78,559    6.0      346,203    8.3     (153,156)  (5.4)

INTEREST EXPENSE                     16,435    1.2       68,654    1.7       80,742    2.8
                                 ----------  -----   ----------  -----   ----------  -----

   NET INCOME (LOSS)                 62,124    4.8      277,549    6.6     (233,898)  (8.2)
   =================             ==========  =====   ==========  =====   ==========  =====




                        STATEMENTS OF RETAINED EARNINGS
  FOUR MONTHS ENDED APRIL 30, 1998 AND YEARS ENDED DECEMBER 31, 1997 AND 1996





                                                   1998       1997      1996
                                                 --------   -------   --------
                                                    $          $          $
                                                 --------   -------   --------

BALANCE, BEGINNING OF YEAR                        265,555     2,710    236,608

 NET INCOME (LOSS)                                 62,124   277,549   (233,898)

 S CORPORATION DISTRIBUTIONS                     (113,297)  (14,704)         0
                                                 --------   -------   --------

BALANCE, END OF YEAR                              214,382   265,555      2,710
====================                             ========   =======   ========

SEE NOTES TO FINANCIAL STATEMENTS

ADVANTAGE TECHNOLOGY, INC.

                            STATEMENTS OF CASH FLOWS
  FOUR MONTHS ENDED APRIL 30, 1998 AND YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                        1998        1997        1996
                                                     ----------  ----------  ----------
                                                         $           $           $
                                                     ----------  ----------  ----------
CASH FLOWS FROM OPERATING ACTIVITIES

 NET INCOME (LOSS)                                      62,124     277,549    (233,898)

 NONCASH EXPENSES INCLUDED IN NET INCOME (LOSS):
   DEPRECIATION                                         28,428      83,687      85,115
   AMORTIZATION                                          2,448       8,576       8,596

   GAIN ON SALE OF EQUIPMENT                               (50)

 CHANGES IN ASSETS AND LIABILITIES:

   (INCREASE) DECREASE IN ACCOUNTS RECEIVABLE         (204,639)     18,767    (102,358)
   (INCREASE) DECREASE IN INVENTORIES                  (43,684)    (24,081)    160,610
   (INCREASE) DECREASE IN PREPAID EXPENSES             (10,104)      3,900       2,459
   (INCREASE) DECREASE IN PREPAID CORPORATE TAXES         (200)                    244
   INCREASE (DECREASE) IN ACCOUNTS PAYABLE             173,753      (7,936)    276,090
   INCREASE (DECREASE) IN DEFERRED REVENUE             (16,569)     19,425

   INCREASE (DECREASE) IN ACCRUED EXPENSES AND
     OTHER PAYABLES                                     32,441      (5,479)     10,854
                                                     ---------   ---------   ---------
 NET CASH PROVIDED BY OPERATING ACTIVITIES              23,948     374,408     207,712
                                                     ---------   ---------   ---------

CASH FLOWS FROM INVESTING ACTIVITIES
 DECREASE IN LOAN RECEIVABLE - EMPLOYEE                              1,000

 PROCEEDS FROM SALE OF EQUIPMENT                            50
 PURCHASE OF PROPERTY AND EQUIPMENT                    (21,680)    (29,601)    (51,267)
 (INCREASE) DECREASE IN CASH SURRENDER VALUE OF
   OFFICERS' LIFE INSURANCE                                431        (115)     (2,074)
 (INCREASE) DECREASE IN SECURITY DEPOSITS                 (750)                    700
                                                     ---------   ---------   ---------
 NET CASH USED IN INVESTING ACTIVITIES                 (21,949)    (28,716)    (52,641)
                                                     ---------   ---------   ---------


CASH FLOWS FROM FINANCING ACTIVITIES
 NET BORROWINGS (PAYMENTS) ON REVOLVING CREDIT
   AGREEMENTS                                                       (3,000)     69,000

 PRINCIPAL PAYMENTS ON LONG-TERM BORROWINGS            (62,336)   (187,008)   (187,008)
 S CORPORATION DISTRIBUTIONS                          (113,297)    (14,704)
                                                     ---------   ---------   ---------
 NET CASH USED IN FINANCING ACTIVITIES                (175,633)   (204,712)   (118,008)
                                                     ---------   ---------   ---------
NET CASH FLOWS PROVIDED BY (USED IN) OPERATING,
 INVESTING AND FINANCING ACTIVITIES                   (173,634)    140,980      37,063

CASH AND CASH EQUIVALENTS:
 BEGINNING                                             203,568      62,588      25,525
                                                     ---------   ---------   ---------

 ENDING                                                 29,934     203,568      62,588
                                                     =========   =========   =========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
 CASH PAYMENTS FOR:
   INTEREST                                             17,030      69,978      81,497

SEE NOTES TO FINANCIAL STATEMENTS

ADVANTAGE TECHNOLOGY, INC.

                         NOTES TO FINANCIAL STATEMENTS


NOTE 1 - Summary of Significant Accounting Policies
---------------------------------------------------

   Nature of Business - The Company is engaged in the development, manufacture,
   ------------------
and sale of graphic visual security products that deter counterfeiting and product tampering. The products include tamper-resistant labels, transit tickets, and numerous personal identification items such as pouches and laminates for photo ID cards, driver licenses and passports. The Company services and distributes its products worldwide in both the government and private sector.

   Estimates - The preparation of financial statements in conformity with
   ---------
generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Cash and Cash Equivalents - For purposes of reporting cash flows, the Company
   -------------------------
considers all Treasury bills, certificates of deposit and money market funds purchased with a maturity of three months or less to be cash equivalents.

   Accounts Receivable  The Company utilizes the direct write-off method to
   -------------------
record accounts receivable which are deemed uncollectible. Under this method, the Company charges operations for the amount of any accounts receivable which become worthless during the year. This method is not materially different from the allowance method.

   Inventory Valuation - Inventories are valued at the lower of cost or market.
   -------------------
Inventory cost is determined as follows:

   Raw materials are determined by the first-in, first-out method.

   Work-in-process is determined by accumulating the cost of raw materials, labor and overhead costs of each job.

   Finished goods are determined at the contract price of each completed job, after removing the gross profit expected to be realized.

   Property and Equipment - Property and equipment are stated at cost.
   ----------------------
Expenditures for renewals and improvements that significantly add to productive capacity or extend the useful life of an asset are capitalized. Maintenance and repairs are charged to expense as incurred. When depreciable properties are retired or otherwise disposed of, the cost and related accumulated depreciation are eliminated from the accounts and the resultant gain or loss is reflected in income. Depreciation is computed by the straight-line method for all depreciable assets at rates based on estimated service lives.

ADVANTAGE TECHNOLOGY, INC.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 - Summary of Significant Accounting Policies - Continued
---------------------------------------------------

   Long-Lived Assets - Long-lived assets to be held and used are reviewed for
   -----------------
impairment whenever events or changes in circumstances indicate that the related carrying amount may not be recoverable. When required, impairment losses on assets to be held and used are recognized based on the fair value of the asset and long-lived assets to be disposed of are reported at the lower of carrying amount or fair value less the cost to sell.

   Software Costs - Software costs are stated at cost less accumulated
   --------------
amortization, which is calculated by the straight-line method over 60 months.

   Mortgage Settlement Costs  Mortgage settlement costs are amortized on a
   -------------------------
straight-line basis over the terms of the mortgages.

   Patents  Patents are amortized on a straight-line basis over their remaining
   -------
lives, ranging from six to seven years.

   Income Taxes - Effective July 7, 1988, the Company elected, for federal tax
   ------------
purposes, to be taxed as an S Corporation; therefore, items of income and deduction and tax credits will flow through to the stockholders' individual tax returns. The Company elected to be taxed as an S Corporation for state tax purposes effective January 1, 1990.

   Simplified Employee Pension Plan - The Company has a simplified employee
   --------------------------------
pension plan. The Company does not match the employees' contributions to the plan.


NOTE 2  Inventories
-------------------

   Inventories at April 30, 1998 and December 31, 1997 and 1996 consist of the following:

                      1998      1997      1996
                    --------  --------  --------
                       $         $         $
                    --------  --------  --------

 Raw materials       201,894   193,660   165,620
 Work-in-process      74,278    45,345    42,258
 Finished goods        9,422     2,905     9,951
                    --------  --------  --------

 Total               285,594   241,910   217,829
 -----              --------  --------  --------

ADVANTAGE TECHNOLOGY, INC.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 3  Property and Equipment
------------------------------

    Property and equipment consist of the following:

                                                 1998
                                 -----------------------------------
                                    Asset     Accumulated   Net Book
                                    Costs     Depreciation   Value
                                 ----------- -------------- --------
At April 30, 1998                     $            $            $
                                 ----------- -------------- --------

Leasehold improvements                22,333     7,732       14,601
Production equipment                 848,691   492,010      356,681
Marketing equipment                    4,306     4,306            0
Office furniture and fixtures        105,599    77,032       28,567
Vehicles                               7,601     7,601            0
                                 ----------- -------------- --------

Total                                988,530   588,681      399,849
-----                            ----------- -------------- --------

                                                 1997
                                 -----------------------------------
                                    Asset     Accumulated   Net Book
                                    Costs     Depreciation   Value
                                 ----------- -------------- --------
At December 31, 1997                  $            $            $
                                 ----------- -------------- --------

Leasehold improvements                22,333     7,244       15,089
Production equipment                 832,980   467,971      365,009
Marketing equipment                    4,306     4,306            0
Office furniture and fixtures        113,865    87,494       26,371
Vehicles                               7,601     7,473          128
                                 ----------- -------------- --------

Total                                981,085   574,488      406,597
-----                            ----------- -------------- --------


                                                 1996
                                 -----------------------------------
                                    Asset     Accumulated   Net Book
                                    Costs     Depreciation   Value
                                 ----------- -------------- --------
At December 31, 1996                 $            $            $
                                 ----------- -------------- --------

Leasehold improvements                22,333     5,779       16,554
Production equipment                 808,205   400,648      407,557
Marketing equipment                    4,306     4,306            0
Office furniture and fixtures        109,039    74,115       34,924
Vehicles                               7,601     5,953        1,648
                                 ----------- -------------- --------

Total                                951,484   490,801      460,683
-----                            ----------- -------------- --------

    Depreciation expense for the four months ended April 30, 1998 and years ended December 31, 1997 and 1996 was $28,428, $83,687 and $85,115, respectively.

ADVANTAGE TECHNOLOGY, INC.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 4  Notes Payable
---------------------

    Notes payable consists of the following at April 30, 1998, December 31, 1997 and 1996:

                                                                                           1998     1997     1996
                                                                                         -------  -------  -------
                                                                                            $        $        $
                                                                                         -------  -------  -------
 Notes payable representing borrowings on a $250,000 revolving line of credit financing arrangement with Summit Bank; interest is calculated at the Bank's prime commercial rate plus 1.0%, payable monthly; collateralized by a security agreement and financing statement covering accounts receivable, inventories, property and equipment, general intangibles, contract rights, the personal guarantees of the Company's stockholders, and the assignment of life insurance policies covering the stockholders; the Company is required to maintain certain quick, current, debt to tangible net worth and cash flows to current maturities of long-term debt ratios and the Company is subject to limitations as to annual capital expenditures; at April 30, 1998 and December
   31, 1997 and 1996, the Company's current, quick and cash flows to current maturities of long-term debt ratios were less than the ratios required by the
   Bank and the Company's debt to tangible net worth ratio exceeded the ratio required by the Bank which are violations of the loan agreement
                                                                                         225,000  225,000   228,000
                                                                                        --------  --------  --------
 Total                                                                                   225,000   225,000   228,000
                                                                                        --------  --------  --------

NOTE 5  Long-Term Debt
----------------------

   Long-term debt consists of the following at April 30, 1998, December 31, 1997 and 1996:
                                                                                           1998     1997     1996
                                                                                         -------  -------  -------
                                                                                            $        $        $
                                                                                         -------  -------  -------
   Term loan payable to Summit Bank in monthly installments of $5,000 plus interest at the Bank's prime rate plus 1.5% through February, 2000;
   collateralized by a security agreement and financing statement covering all the Company's assets, the personal guarantees of the Company's stockholders, and the assignment of life insurance policies

ADVANTAGE TECHNOLOGY, INC.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 5 - Long Term Debt - Continued
-----------------------

                                                                                           1998     1997     1996
                                                                                         -------  -------  -------
                                                                                            $        $        $
                                                                                         -------  -------  -------
   covering the stockholders; the Company is required to maintain certain quick, current, debt to tangible net worth and cash flows to current maturities of long-term debt ratios and is subject to limitations as to annual capital expenditures; at April 30, 1998 and December 31, 1997 and 1996, the Company's
   current, quick and cash flows to current maturities of long-term debt ratios were less than the ratios required by the Bank and the Company's debt to tangible net worth ratio exceeded the ratio required by the Bank which are violations of the loan agreement; therefore, the total debt has been
   classified as a current maturity.                                                     110,000  130,000  190,000

   Term loan payable to Summit Bank in monthly installments of $7,500 plus interest at the fixed rate of 7.5%, through November, 1998; collateralized by a security agreement and financing statement covering accounts receivable, inventories, property and equipment, general intangibles, contract rights and the personal guarantees of the Company's stockholders; the Company is required to maintain certain quick, current, debt to tangible net worth and cash flows to current maturities of long-term debt ratios; subject to prepayment penalties; at April 30, 1998 and December 31, 1997 and 1996, the
   Company's current, quick and cash flows to current maturities of long-term debt ratios were less than the ratios required by the Bank and the Company's debt to tangible net worth ratio exceeded the ratio required by the Bank which are violations of the loan agreement; therefore, the total debt has
   been classified as a current maturity                                                  52,500   82,500  172,500

ADVANTAGE TECHNOLOGY, INC.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 5 - Long-Term Debt - Continued
-----------------------

                                                                                           1998     1997     1996
                                                                                         -------  -------  -------
                                                                                            $        $        $
                                                                                         -------  -------  -------
   Term loan payable to Summit Bank in monthly installments of $3,084 plus interest at the Bank's prime rate plus 1.5% through June, 2000;
   collateralized by a security agreement and financing statement covering all the Company's assets and the personal guarantees of the Company's stockholders; the Company is required to maintain certain quick, current, debt to tangible net worth and cash flows to current maturities of long-term debt ratios and is subject to limitations as to annual capital expenditures;
   at April 30, 1998 and December 31, 1997 and 1996, the Company's current, quick and cash flows to current maturities of long-term debt ratios were less than the ratios required by the Bank and the Company's debt to tangible net worth ratio exceeded the ratio required by the Bank which are violations of the loan agreement; therefore, the total debt has been classified as a
   current maturity                                                                       80,144   92,480  129,488
                                                                                         -------  -------  -------

 Total                                                                                   242,644  304,980  491,988
 Less current maturities                                                                 242,644  304,980  491,988
                                                                                         -------  -------  -------

 Net Long-Term Debt                                                                            0        0        0
 ------------------                                                                      -------  -------  -------

   At April 30, 1998 and December 31, 1997 and 1996, the Company also had a $21,328 unused continuing commercial letter of credit agreement with Summit Bank to be drawn upon as needed. The letter of credit expired when the Company was sold.

   Each of the above obligations payable to Summit Bank are cross-collateralized with all other obligations payable to Summit Bank.

   Scheduled maturities during the next three years and in the aggregate are:
1999-$149,508; 2000-$87,008; 2001-$6,128.

ADVANTAGE TECHNOLOGY, INC.


                         NOTES TO FINANCIAL STATEMENTS

NOTE 6  Major Customers
-----------------------

   Net sales for the four months ended April 30, 1998 and years ended December 31, 1997 and 1996 included sales to customers, each of which accounted for 10% or more of the total net sales of the Company for the four months and years ended as disclosed in the following schedules:

                                              1998       1997       1996
                                            --------  ----------  --------
 Number of customers accounting for 10%
   or more of net sales                         2          2          1

 Total net sales to the above customers,
   each individually accounting for 10%
   or more of the Company's total net
   sales                                    $356,749  $1,131,268  $479,159

NOTE 7  Operating Leases
------------------------

   The Company leases its premises under the terms of an operating lease agreement effective through September 30, 1998. The total minimum rental commitment at April 30, 1998 including common area maintenance charges on this lease is as follows: 1998-$42,404.

   Total rental expense under this lease including common area maintenance charges for the four months ended April 30, 1998 and the years ended December 31, 1997 and 1996 was $33,960, $103,376 and $105,130, respectively.

   The Company leased a vehicle under an operating lease expiring in January 1998. The lease required monthly rental expense of $624.

   Total rental expense under this vehicle lease for the four months ended April 30, 1998 and the years ended December 31, 1997 and 1996 was $624, $3,472 and $5,505, respectively, net of employee reimbursements for personal use of this vehicle.

   In February, 1998 the Company leased a vehicle under an operating lease requiring monthly rental expense of $713. The Company incurred rental expense, including a down payment, of $3,223 on this lease through April 30, 1998, at which time the lease payments were assumed by the respective employee.


NOTE 8  Reclassification of Prior Year's Financial Statements
-------------------------------------------------------------

   Certain reclassifications of prior year balances have been made to conform with the current year's presentation.

ADVANTAGE TECHNOLOGY, INC.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 9  Subsequent Event
------------------------

   Effective as of May 1, 1998, the Company sold substantially all of its assets for $2,000,000 and 300,000 shares of the buyer's stock, pursuant to a registration rights agreement. The buyer also assumed certain liabilities of the Company. Concurrent with the sale, a resolution will be drafted by the Board of Directors to liquidate the Company. The financial statements do not include any adjustments related to the sale of the Company's assets.

              [LETTERHEAD OF SIMON LEVER & COMPANY APPEARS HERE]


            INDEPENDENT AUDITORS' REPORT ON THE SUPPLEMENTARY DATA


To the Board of Directors
Advantage Technology, Inc.
Lancaster, Pennsylvania


        Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary data is presented for purposes of additional analysis and is not a required part of the basic financial statements. The supplementary data on pages 16-19 has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.


                                /s/ SIMON LEVER & COMPANY

                                    SIMON LEVER & COMPANY

July 2, 1998

                              SUPPLEMENTARY DATA

ADVANTAGE TECHNOLOGY, INC.



                              BALANCE SHEET DETAIL
                 APRIL 30, 1998 AND DECEMBER 31, 1997 AND 1996
           SEE INDEPENDENT AUDITORS' REPORT ON THE SUPPLEMENTARY DATA





                                                   1998     1997      1996
                                                 --------  -------  --------
                                                    $         $        $
                                                 --------  -------  --------
PREPAID EXPENSES
 INSURANCE                                          6,653        0        0
 PATENT TAXES                                       3,451        0    1,226
 PERFORMANCE BOND                                       0        0      474
 TRADE SHOW EXPENSE                                     0        0    2,200
                                                 --------  -------  -------

 TOTAL PREPAID EXPENSES                            10,104        0    3,900
=======================                          ========  =======  =======

ACCRUED EXPENSES AND OTHER PAYABLES
 WAGES AND ATTENDANCE BONUSES                      57,413   27,709   31,681
 ACCRUED VACATION                                  44,175   40,737   44,103
 PAYROLL TAXES AND OTHER PAYROLL WITHHOLDINGS       8,242    2,886    2,216
 UNITED WAY                                           156      557      595
 PENSION WITHHOLDING PAYABLE                          300        0     (150)
 INTEREST                                           3,694    4,289    5,613
 INSURANCE                                              0    5,298    2,957
 CORPORATE TAXES                                        0       63        3
                                                 --------  -------  -------

 TOTAL ACCRUED EXPENSES AND OTHER PAYABLES        113,980   81,539   87,018
==========================================       ========  =======  =======


ADVANTAGE TECHNOLOGY, INC.


                            INCOME STATEMENT DETAIL
  FOUR MONTHS ENDED APRIL 30, 1998 AND YEARS ENDED DECEMBER 31, 1997 AND 1996
           SEE INDEPENDENT AUDITORS' REPORT ON THE SUPPLEMENTARY DATA



                                         1998                1997                1996
                                   -----------------  ------------------  ------------------

                                       $         %         $         %         $         %
                                   ---------   ----   ----------   ----   ----------   ----
COST OF SALES

   RAW MATERIALS
     BEGINNING INVENTORY             193,660             165,620             306,056
     PURCHASES                       628,973           1,749,236           1,088,680
     CONVERTING EXPENSE               34,828              95,688             149,179
     FREIGHT IN                        4,526               9,038               6,159
                                   ---------          ----------          ----------
     TOTAL                           861,987           2,019,582           1,550,074

     LESS ENDING INVENTORY          (201,894)           (193,660)           (165,620)
                                   ---------          ----------          ----------



     COST OF RAW MATERIALS USED      660,093   49.6    1,825,922   44.0    1,384,454   47.9
                                   ---------   ----   ----------   ----   ----------   ----

   DIRECT LABOR                      117,110    8.8      326,541    7.9      264,531    9.2
                                   ---------   ----   ----------   ----   ----------   ----

   MANUFACTURING
     PAYROLL TAXES                    15,067              29,410              26,379
     HOSPITALIZATION                   8,973              18,776              30,379
     WORKERS' COMPENSATION             1,684              16,772              16,135
     OUTSIDE LABOR                     9,155              49,477              12,540
     ARTWORK                             268               2,716               2,139
     FREIGHT OUT                      38,857             135,496              89,724
     INSPECTION FEES                       0               9,000                   0
     BUILDING RENTAL                  27,209              82,701              84,104
     SMALL TOOLS AND PRODUCTION
       SUPPLIES                        6,875              14,646              11,437
     UTILITIES                         7,752              23,195              22,146
     TRAVEL                              225                   0                   0
     WASTE REMOVAL                     1,837               1,994               2,867
     DAMAGED MATERIAL                      0                   0               4,860
     MAINTENANCE AND REPAIRS           1,125               1,630               2,337
     MAINTENANCE LABOR                11,031              24,727              53,030
     DEPRECIATION                     24,039              67,323              67,580
                                   ---------          ----------          ----------

     TOTAL MANUFACTURING
       EXPENSES                      154,097   11.5      477,863   11.5      425,657   14.7
                                   ---------   ----   ----------   ----   ----------   ----

     TOTAL MANUFACTURING COSTS       931,300   69.9    2,630,326   63.4    2,074,642   71.8

   PLUS BEGINNING INVENTORY WIP       45,345    3.4       42,258    1.1       61,429    2.1

   LESS ENDING INVENTORY  WIP        (74,278)  (5.6)     (45,345)  (1.1)     (42,258)  (1.5)
                                   ---------   ----   ----------   ----   ----------   ----

   TOTAL COST OF GOODS
     MANUFACTURED                    902,367   67.7    2,627,239   63.4    2,093,813   72.4

   BEGINNING INVENTORY
   - FINISHED GOODS                    2,905    0.2        9,951    0.2       10,954    0.4

   ENDING INVENTORY
     - FINISHED GOODS                 (9,422)  (0.7)      (2,905)    __       (9,951)  (0.3)
                                   ---------   ----   ----------   ----   ----------   ----

TOTAL COST OF SALES                  895,850   67.2    2,634,285   63.6    2,094,816   72.5
===================                =========  =====   ==========   ====   ==========   ====

ADVANTAGE TECHNOLOGY, INC.


                            INCOME STATEMENT DETAIL
  FOUR MONTHS ENDED APRIL 30, 1998 AND YEARS ENDED DECEMBER 31, 1997 AND 1996
           SEE INDEPENDENT AUDITORS' REPORT ON THE SUPPLEMENTARY DATA



                                            1998             1997             1996
                                       ---------------  ---------------  ---------------
                                           $       %        $       %        $       %
                                       --------  ----   --------  ----   --------  ----
SELLING EXPENSES

   SALES SALARIES AND COMMISSIONS        39,026   3.0     78,843   1.9     79,816   2.8
   PAYROLL TAXES                          3,880   0.3      6,544   0.2      6,419   0.2
   WORKERS' COMPENSATION                    116   0.0        360   0.0        375   0.0
   MARKETING FEES                           275   0.0          0   0.0      6,000   0.2
   ADVERTISING AND PROMOTION             10,740   0.8     20,863   0.5     26,800   0.9
   SAMPLES                                  971   0.0      3,976   0.1      5,521   0.2
   TELEPHONE                              2,422   0.2      7,255   0.2      8,072   0.3
   TRAVEL AND ENTERTAINMENT              10,149   0.8     22,952   0.6     43,062   1.5
   VEHICLE EXPENSE                        1,413   0.1      3,806   0.1      2,412   0.1
   DUES AND SUBSCRIPTIONS                   917   0.1        230   0.0      1,415   0.0
   COMMISSIONS                            7,292   0.5    238,720   5.8          0   0.0
   FREIGHT                                   42   0.0      1,238   0.0      2,295   0.1
   OFFICE EXPENSE                         4,945   0.4      2,001   0.0      2,013   0.1
   DEPRECIATION                               0   0.0          0   0.0        360   0.0
                                       --------  ----   --------  ----   --------  ----
   TOTAL SELLING EXPENSES                82,188   6.2    386,788   9.4    184,560   6.4
   ======================              ========  ====   ========  ====   ========  ====

GENERAL AND ADMINISTRATIVE EXPENSES
   OFFICERS' SALARIES                    55,731   4.2    204,004   4.9    150,658   5.3
   OFFICE SALARIES                       95,924   7.2    239,300   5.8    263,135   9.1
   WAREHOUSE SALARIES                     7,294   0.6     23,327   0.6     23,033   0.8
   ATTENDANCE AND OTHER BONUSES               0   0.0     10,939   0.3      3,038   0.1
   OUTSIDE LABOR AND CONSULTING               0   0.0      3,352   0.1          0   0.0
   PAYROLL TAXES                         18,720   1.4     37,571   0.9     37,735   1.3
   HOSPITALIZATION                        7,124   0.5     18,329   0.4     29,186   1.0
   WORKERS' COMPENSATION                    136   0.0      1,290   0.0      1,245   0.0
   EMPLOYEE BENEFITS                        171   0.0      1,417   0.0        791   0.0
   TRAINING                                 906   0.1      1,042   0.0          0   0.0
   OFFICERS' LIFE INSURANCE               6,071   0.5     16,805   0.4     14,847   0.5
   GENERAL INSURANCE                      2,979   0.2      8,160   0.2      9,980   0.3
   BUILDING RENTAL                        6,751   0.5     20,675   0.5     21,026   0.7
   UTILITIES                              1,938   0.2      5,799   0.1      5,536   0.2
   TRAVEL AND ENTERTAINMENT               1,258   0.1      1,931   0.0        421   0.0
   TELEPHONE                              5,641   0.4     14,961   0.4     16,187   0.6
   OFFICE EXPENSE                         4,031   0.3     11,662   0.3     14,157   0.5
   VEHICLE EXPENSE                        3,688   0.3      3,472   0.1      5,505   0.2
   RESEARCH AND DEVELOPMENT               5,655   0.4     12,178   0.3     20,621   0.7
   PROFESSIONAL SERVICES                 38,195   2.9     63,315   1.5     82,342   2.9
   COMPUTER MAINTENANCE                     481   0.0        622   0.0      1,016   0.0
   DUES AND SUBSCRIPTIONS                   175   0.0      6,232   0.2      3,071   0.1
   OTHER TAXES                              911   0.1     21,544   0.5     13,290   0.5
   BAD DEBT EXPENSE                       7,955   0.6     10,983   0.3     14,640   0.5
   JANITORIAL SUPPLIES                    1,716   0.1      5,220   0.1      5,179   0.2
   DEPRECIATION                           4,389   0.3     16,364   0.4     17,175   0.6
   AMORTIZATION                           2,448   0.2      8,576   0.2      8,596   0.3
   BANK SERVICE CHARGES                     232   0.0      2,196   0.1      1,150   0.0
   MISCELLANEOUS EXPENSE                     20   0.0      5,928   0.1      1,832   0.1
                                       --------  ----   --------  ----   --------  ----

   Total General and
   =================
     Administrative Expenses            280,540  21.1    777,194  18.7    765,392  26.5
     =======================           ========  ====   ========  ====   ========  ====


ADVANTAGE TECHNOLOGY, INC.



                            INCOME STATEMENT DETAIL
  Four Months Ended April 30, 1998 and Years Ended December 31, 1997 and 1996
           See Independent Auditors' Report on the Supplementary Data




                                    1998         1997         1996
                                ------------  ----------  ------------
                                   $     %      $    %       $     %
                                ------  ---   ----  ---   ------  ---
OTHER INCOME
   Interest                      2,917  0.2    416  0.0      960  0.0
   Miscellaneous                 3,724  0.3    163  0.0      266  0.0
   Gain on sale of equipment        50  0.0      0  0.0        0  0.0
                                ------  ---   ----  ---   ------  ---

   Total Other Income            6,691  0.5    579  0.0    1,226  0.0
   ==================           ======  ===   ====  ===   ======  ===
